Intangible Asset	12 Months Ended
Dec. 31, 2019
Intangible Asset
Intangible Asset

7.    Intangible Asset

Intangible asset consisted of the following:

Total
RMB
Balance as of January 1, 2018	—
Addition	2,852,370
Amortization	(491,069)
Foreign currency translation difference	218,037
Balance as of December 31, 2018	2,579,338
Amortization	(619,733)
Foreign currency translation difference	34,687
Balance as of December 31, 2019	1,994,292

In February 2018, the Company entered into a strategic cooperation framework agreement (the “Agreement”) with an affiliate of Tencent Group. The Company and Tencent Group agreed to cooperate in a number of areas primarily for Tencent Group to provide the Company Weixin access point and other services and to pursue additional opportunities for future potential cooperation. The Agreement is valid for five years, from March 1, 2018 to February 28, 2023. The Company recognized the Agreement as an intangible asset at the fair value of consideration paid in the form of convertible preferred shares of RMB2,852 million. The Group recognizes the related amortization expense in costs of revenues, over the period of five years using the straight-line method. Amortization expense for intangible asset were RMB491,069 and RMB619,733 (US$89,019) for the years ended December 31, 2018 and 2019, respectively. No impairment charge was recognized on the intangible asset for the years ended December 31, 2018 and 2019.

The estimated annual amortization expense for each of the remaining fiscal years is as follows:

	Amortization
	RMB	US$
2020	629,233	90,384
2021	627,514	90,137
2022	627,514	90,137
2023	110,031	15,805